Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.24AX

ONE HUNDREDTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This One Hundredth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, pursuant to the Agreement, CSG provides TWC with production support for OAAT Services in the amount of up to ********************** (***) ***** per ***** for a mutually agreed upon fee;

WHEREAS, TWC requests and CSG agrees to increase the number of ******* production support ***** for OAAT Services from ****************** (***) ***** to *********************** (***) ***** for the fee set forth below, commencing as of *********, 2016;

WHEREAS, the Parties desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficient of which is hereby acknowledged, CSG and TWC agree as follows:

1.	As of the Effective Date, Schedule F of the Agreement is hereby amended as follows:

The OAAT Production Support Fees line item within the Recurring ******* Fees for OAAT and related Note 2 in Schedule F of the Agreement, as amended by the Fifty-seventh and Eighty-ninth Amendments, shall be deleted and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee
▪OAAT Production Support Fee (Note 2) (Note 3)	*******	$*********

Note 2: Commencing as of *********, 2016, production support will be limited to *********************** (***) ***** per *****.  For the ****** of ******* 2016, ******** 2016 and ***** 2016, CSG will invoice Customer the amount of $******** per *****, as CSG previously invoiced Customer in accordance with the Agreement on an ********** basis the amount of $********* per *****. Thereafter, CSG will invoice the ******* amount on an ********** basis in accordance with the Agreement. CSG will notify TWC when Customers have exhausted ************** (**%) of the support ***** in any given *****.  Additional fees will be charged for ***** exceeding this ******* limit and will be set forth in a separate mutually agreed upon Statement of Work.

2.	As a result, CSG may invoice TWC for the OAAT Production Support Fee in accordance with the 87th Amendment.

[Signature Page Follows]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed as of the day and year last signed below (the Effective Date")

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Cesar Beltran	By: /s/ Joseph T. Ruble
Name: Cesar Beltran	Name: Joseph T. Ruble
Title: Vice President	Title: EVP,CAO & General Counsel
Date: November 17, 2015	Date: 23 Nov 2015